CONSOLIDATED BALANCE SHEETS (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Statement of Financial Position [Abstract]
Accounts receivable, allowance for doubtful accounts	$ 607	$ 609
Ordinary shares, par value per share	$ 0.03	$ 0.03
Ordinary shares, shares authorized	43,333,333	40,000,000
Ordinary shares, shares issued	25,965,527	25,965,360
Ordinary shares, shares outstanding	25,850,188	25,850,021
Treasury shares	115,339	115,339